Exhibit (d.2)

Schedule A

to the

Investment Advisory Agreement dated December 1, 2009

between

iShares Trust

and

BlackRock Fund Advisors

Pursuant to Section 6, the Trust shall pay the Adviser compensation at the following annual rates:

Fund	Annual Fee
iShares 0-3 Month Treasury Bond ETF	0.12%
iShares 0-5 Year High Yield Corporate Bond ETF	0.30%
iShares 0-5 Year Investment Grade Corporate Bond ETF	0.06%
iShares 0-5 Year TIPS Bond ETF	0.03%
iShares 1-3 Year International Treasury Bond ETF	0.35%
iShares 1-3 Year Treasury Bond ETF	0.15%
iShares 3-7 Year Treasury Bond ETF	0.15%
iShares 7-10 Year Treasury Bond ETF	0.15%
iShares 10-20 Year Treasury Bond ETF	0.15%
iShares 20+ Year Treasury Bond BuyWrite Strategy ETF	0.35%
iShares 20+ Year Treasury Bond ETF	0.15%
iShares 25+ Year Treasury STRIPS Bond ETF	0.15%
iShares Aaa—A Rated Corporate Bond ETF	0.15%
iShares Agency Bond ETF	0.20%
iShares Asia 50 ETF	0.50%
iShares BBB Rated Corporate Bond ETF	0.15%
iShares BB Rated Corporate Bond ETF	0.25%
iShares Blockchain and Tech ETF	0.47%
iShares Broad USD High Yield Corporate Bond ETF	0.22%
iShares Broad USD Investment Grade Corporate Bond ETF	0.04%
iShares California Muni Bond ETF	0.25%
iShares CMBS ETF	0.25%
iShares Convertible Bond ETF	0.20%
iShares Core 1-5 Year USD Bond ETF	0.06%
iShares Core 5-10 Year USD Bond ETF	0.06%
iShares Core 10+ Year USD Bond ETF	0.06%
iShares Core Aggressive Allocation ETF	0.15%
iShares Core Conservative Allocation ETF	0.15%
iShares Core Dividend ETF	0.05%
iShares Core Dividend Growth ETF	0.08%
iShares Core Growth Allocation ETF	0.15%
iShares Core High Dividend ETF	0.08%
iShares Core International Aggregate Bond ETF	0.07%
iShares Core Moderate Allocation ETF	0.15%
iShares Core MSCI EAFE ETF	0.07%
iShares Core MSCI Europe ETF	0.09%
iShares Core MSCI International Developed Markets ETF	0.04%
iShares Core MSCI Pacific ETF	0.09%
iShares Core MSCI Total International Stock ETF	0.07%
iShares Core S&P 500 ETF	0.03%

iShares Core S&P Mid-Cap ETF	0.05%
iShares Core S&P Small-Cap ETF	0.06%
iShares Core S&P Total U.S. Stock Market ETF	0.03%
iShares Core S&P U.S. Growth ETF	0.04%
iShares Core S&P U.S. Value ETF	0.04%
iShares Core Total USD Bond Market ETF	0.06%
iShares Core U.S. Aggregate Bond ETF	0.03%
iShares Core U.S. REIT ETF	0.08%
iShares Currency Hedged MSCI ACWI ex U.S. ETF	0.38%
iShares Currency Hedged MSCI Canada ETF	0.62%
iShares Currency Hedged MSCI EAFE ETF	0.38%
iShares Currency Hedged MSCI EAFE Small-Cap ETF	0.43%
iShares Currency Hedged MSCI Eurozone ETF	0.62%
iShares Currency Hedged MSCI Germany ETF	0.53%
iShares Currency Hedged MSCI Japan ETF	0.53%
iShares Currency Hedged MSCI United Kingdom ETF	0.62%
iShares Cybersecurity and Tech ETF	0.47%
iShares Dow Jones U.S. ETF	0.20%
iShares Emergent Food and AgTech Multisector ETF	0.47%
iShares Emerging Markets Infrastructure ETF	0.60%
iShares Environmentally Aware Real Estate ETF	0.30%
iShares Environmental Infrastructure and Industrials ETF	0.47%
iShares ESG Advanced High Yield Corporate Bond ETF	0.35%
iShares ESG Advanced Investment Grade Corporate Bond ETF	0.18%
iShares ESG Advanced MSCI EAFE ETF	0.12%
iShares ESG Advanced MSCI EM ETF	0.16%
iShares ESG Advanced MSCI USA ETF	0.10%
iShares ESG Advanced Total USD Bond Market ETF	0.12%
iShares ESG Aware 1-5 Year USD Corporate Bond ETF	0.12%
iShares ESG Aware Aggressive Allocation ETF	0.18%
iShares ESG Aware Conservative Allocation ETF	0.18%
iShares ESG Aware Growth Allocation ETF	0.18%
iShares ESG Aware Moderate Allocation ETF	0.18%
iShares ESG Aware MSCI EAFE ETF	0.20%
iShares ESG Aware MSCI USA ETF	0.15%
iShares ESG Aware MSCI USA Growth ETF	0.18%
iShares ESG Aware MSCI USA Small-Cap ETF iShares ESG Aware MSCI USA Value ETF	0.17 0.18	% %
iShares ESG Aware U.S. Aggregate Bond ETF	0.10%
iShares ESG Aware USD Corporate Bond ETF	0.18%
iShares ESG MSCI EM Leaders ETF	0.16%
iShares ESG MSCI USA Leaders ETF	0.10%
iShares ESG MSCI USA Min Vol Factor ETF	0.18%
iShares ESG Screened S&P 500 ETF	0.08%
iShares ESG Screened S&P Mid-Cap ETF	0.12%
iShares ESG Screened S&P Small-Cap ETF	0.12%
iShares Factors US Growth Style ETF	0.25%
iShares Factors US Value Style ETF	0.25%
iShares Fallen Angels USD Bond ETF	0.25%
iShares Floating Rate Bond ETF	0.15%
iShares Focused Value Factor ETF	0.25%
iShares Future Cloud 5G and Tech ETF	0.47%

iShares Genomics Immunology and Healthcare ETF	0.47%
iShares Global 100 ETF	0.40%
iShares Global REIT ETF	0.14%
iShares GNMA Bond ETF	0.10%
iShares Government/Credit Bond ETF	0.20%
iShares High Yield Bond Factor ETF	0.35%
iShares High Yield Corporate Bond BuyWrite Strategy ETF	0.70%
iShares iBonds 2023 Term High Yield and Income ETF	0.35%
iShares iBonds 2024 Term High Yield and Income ETF	0.35%
iShares iBonds 2025 Term High Yield and Income ETF	0.35%
iShares iBonds 2026 Term High Yield and Income ETF	0.35%
iShares iBonds 2027 Term High Yield and Income ETF	0.35%
iShares iBonds 2028 Term High Yield and Income ETF	0.35%
iShares iBonds 2029 Term High Yield and Income ETF	0.35%
iShares iBonds Dec 2023 Term Corporate ETF	0.10%
iShares iBonds Dec 2023 Term Muni Bond ETF	0.18%
iShares iBonds Dec 2023 Term Treasury ETF	0.07%
iShares iBonds Dec 2024 Term Corporate ETF	0.10%
iShares iBonds Dec 2024 Term Muni Bond ETF	0.18%
iShares iBonds Dec 2024 Term Treasury ETF	0.07%
iShares iBonds Dec 2025 Term Corporate ETF	0.10%
iShares iBonds Dec 2025 Term Muni Bond ETF	0.18%
iShares iBonds Dec 2025 Term Treasury ETF	0.07%
iShares iBonds Dec 2026 Term Corporate ETF	0.10%
iShares iBonds Dec 2026 Term Muni Bond ETF	0.18%
iShares iBonds Dec 2026 Term Treasury ETF	0.07%
iShares iBonds Dec 2027 Term Corporate ETF	0.10%
iShares iBonds Dec 2027 Term Muni Bond ETF	0.18%
iShares iBonds Dec 2027 Term Treasury ETF	0.07%
iShares iBonds Dec 2028 Term Corporate ETF	0.10%
iShares iBonds Dec 2028 Term Muni Bond ETF	0.18%
iShares iBonds Dec 2028 Term Treasury ETF	0.07%
iShares iBonds Dec 2029 Term Corporate ETF	0.10%
iShares iBonds Dec 2029 Term Treasury ETF	0.07%
iShares iBonds Dec 2030 Term Corporate ETF	0.10%
iShares iBonds Dec 2030 Term Treasury ETF	0.07%
iShares iBonds Dec 2031 Term Corporate ETF	0.10%
iShares iBonds Dec 2031 Term Treasury ETF	0.07%
iShares iBonds Dec 2032 Term Corporate ETF	0.10%
iShares iBonds Dec 2032 Term Treasury ETF	0.07%
iShares iBonds Mar 2023 Term Corporate ETF	0.10%
iShares iBonds Mar 2023 Term Corporate ex-Financials ETF	0.10%
iShares India 50 ETF	0.89%
iShares Intermediate Government/Credit Bond ETF	0.20%
iShares International Developed Property ETF	0.48%
iShares International Developed Real Estate ETF	0.48%
iShares International Developed Small Cap Value Factor ETF	0.40%
iShares International Dividend Growth ETF	0.15%
iShares International Equity Factor ETF	0.15%
iShares International Treasury Bond ETF	0.35%
iShares Investment Grade Bond Factor ETF	0.18%
iShares Investment Grade Corporate Bond BuyWrite Strategy ETF	0.35%

iShares J.P. Morgan Broad USD Emerging Markets Bond ETF	0.20%
iShares JPX-Nikkei 400 ETF	0.48%
iShares Micro-Cap ETF	0.60%
iShares Morningstar Growth ETF	0.04%
iShares Morningstar Mid-Cap ETF	0.04%
iShares Morningstar Mid-Cap Growth ETF	0.06%
iShares Morningstar Mid-Cap Value ETF	0.06%
iShares Morningstar Multi-Asset Income ETF	0.25%
iShares Morningstar Small-Cap ETF	0.04%
iShares Morningstar Small-Cap Growth ETF	0.06%
iShares Morningstar Small-Cap Value ETF	0.06%
iShares Morningstar U.S. Equity ETF	0.03%
iShares Morningstar Value ETF	0.04%
iShares Mortgage Real Estate ETF	0.48%
iShares MSCI ACWI Low Carbon Target ETF	0.20%
iShares MSCI China A ETF	0.60%
iShares MSCI China Multisector Tech ETF	0.59%
iShares MSCI Denmark ETF	0.53%
iShares MSCI Europe Financials ETF	0.48%
iShares MSCI Europe Small-Cap ETF	0.40%
iShares MSCI Finland ETF	0.53%
iShares MSCI Germany Small-Cap ETF	0.59%
iShares MSCI Global Sustainable Development Goals ETF	0.49%
iShares MSCI Global Multifactor ETF	0.20%
iShares MSCI India Small-Cap ETF	0.74%
iShares MSCI Intl Momentum Factor ETF	0.30%
iShares MSCI Intl Quality Factor ETF	0.30%
iShares MSCI Intl Size Factor ETF	0.30%
iShares MSCI Intl Small-Cap Multifactor ETF	0.23%
iShares MSCI Intl Value Factor ETF	0.30%
iShares MSCI Japan Value ETF	0.15%
iShares MSCI KLD 400 Social ETF	0.25%
iShares MSCI Kokusai ETF	0.25%
iShares MSCI Kuwait ETF	0.74%
iShares MSCI Norway ETF	0.53%
iShares MSCI Saudi Arabia ETF	0.74%
iShares MSCI United Kingdom Small-Cap ETF	0.59%
iShares MSCI USA ESG Select ETF	0.25%
iShares MSCI USA Min Vol Factor ETF	0.15%
iShares MSCI USA Momentum Factor ETF	0.15%
iShares MSCI USA Quality Factor ETF	0.15%
iShares MSCI USA Size Factor ETF	0.15%
iShares MSCI USA Small-Cap Min Vol Factor ETF	0.20%
iShares MSCI USA Small-Cap Multifactor ETF	0.15%
iShares MSCI USA Value Factor ETF	0.15%
iShares MSCI Water Management Multisector ETF	0.47%
iShares National Muni Bond ETF	0.07%
iShares Neuroscience and Healthcare ETF	0.47%
iShares New York Muni Bond ETF	0.25%
iShares Paris-Aligned Climate MSCI USA ETF	0.10%
iShares Residential and Multisector Real Estate ETF	0.48%

iShares Robotics and Artificial Intelligence Multisector ETF	0.47%
iShares Russell 1000 ETF	0.15%
iShares Russell 2500 ETF	0.15%
iShares Russell 3000 ETF	0.20%
iShares Russell Top 200 ETF	0.15%
iShares Russell Top 200 Growth ETF	0.20%
iShares Russell Top 200 Value ETF	0.20%
iShares S&P 100 ETF	0.20%
iShares S&P 500 Growth ETF	0.18%
iShares S&P 500 Value ETF	0.18%
iShares S&P Mid-Cap 400 Value ETF	0.18%
iShares S&P Small-Cap 600 Growth ETF	0.18%
iShares S&P Small-Cap 600 Value ETF	0.18%
iShares Self-Driving EV and Tech ETF	0.47%
iShares Short-Term National Muni Bond ETF	0.07%
iShares Short Treasury Bond ETF	0.15%
iShares Treasury Floating Rate Bond ETF	0.15%
iShares U.S. Equity Factor ETF	0.08%
iShares U.S. Fixed Income Balanced Risk Factor ETF	0.25%
iShares U.S. Infrastructure ETF	0.30%
iShares U.S. Tech Breakthrough Multisector ETF	0.40%
iShares U.S. Treasury Bond ETF	0.05%
iShares US Small Cap Value Factor ETF	0.30%
iShares USD Bond Factor ETF	0.18%
iShares USD Green Bond ETF	0.20%
iShares Virtual Work and Life Multisector ETF	0.47%
iShares Yield Optimized Bond ETF	0.28%

Advisory Fee for iShares (S&P Global Sectors) Funds:

	First $10 billion	Greater than $10 billion Up to $20 billion	Greater than $20 billion Up to $30 billion	Greater than $30 billion Up to $40 billion	Greater than $40 billion
iShares Expanded Tech Sector ETF	0.4800%	0.4300%	0.3800%	0.3420%	0.3078%
iShares Expanded Tech-Software Sector ETF	0.4800%	0.4300%	0.3800%	0.3420%	0.3078%
iShares Global Clean Energy ETF	0.4800%	0.4300%	0.3800%	0.3420%	0.3078%
iShares Global Comm Services ETF	0.4800%	0.4300%	0.3800%	0.3420%	0.3078%
iShares Global Consumer Discretionary ETF	0.4800%	0.4300%	0.3800%	0.3420%	0.3078%
iShares Global Consumer Staples ETF	0.4800%	0.4300%	0.3800%	0.3420%	0.3078%
iShares Global Energy ETF	0.4800%	0.4300%	0.3800%	0.3420%	0.3078%

iShares Global Financials ETF	0.4800%	0.4300%	0.3800%	0.3420%	0.3078%
iShares Global Healthcare ETF	0.4800%	0.4300%	0.3800%	0.3420%	0.3078%
iShares Global Industrials ETF	0.4800%	0.4300%	0.3800%	0.3420%	0.3078%
iShares Global Infrastructure ETF	0.4800%	0.4300%	0.3800%	0.3420%	0.3078%
iShares Global Materials ETF	0.4800%	0.4300%	0.3800%	0.3420%	0.3078%
iShares Global Tech ETF	0.4800%	0.4300%	0.3800%	0.3420%	0.3078%
iShares Global Timber & Forestry ETF	0.4800%	0.4300%	0.3800%	0.3420%	0.3078%
iShares Global Utilities ETF	0.4800%	0.4300%	0.3800%	0.3420%	0.3078%
iShares North American Natural Resources ETF	0.4800%	0.4300%	0.3800%	0.3420%	0.3078%
iShares North American Tech-Multimedia Networking ETF	0.4800%	0.4300%	0.3800%	0.3420%	0.3078%
iShares Semiconductor ETF	0.3500%	0.3500%	0.3500%	0.3420%	0.3078%

Advisory Fee for iShares China Large-Cap ETF (Group VII)

iShares China Large-Cap ETF

0.74% per annum of net assets less than or equal to $6.0 billion plus 0.67% per annum of net assets over $6.0 billion, up to and including $9.0 billion plus 0.60% per annum of net assets over $9.0 billion, up to and including $12.0 billion plus 0.54% per annum of net assets in excess of $12.0 billion

Advisory Fee for iShares Group VIII (Dow Jones Sector) Funds:
iShares U.S. Aerospace & Defense ETF
iShares U.S. Basic Materials ETF
iShares U.S. Broker-Dealers & Securities Exchanges ETF
iShares U.S. Consumer Discretionary ETF
iShares U.S. Consumer Staples ETF
iShares U.S. Energy ETF
iShares U.S. Financial Services ETF
iShares U.S. Financials ETF
iShares U.S. Healthcare ETF
iShares U.S. Healthcare Providers ETF
iShares U.S. Home Construction ETF
iShares U.S. Industrials ETF
iShares U.S. Insurance ETF
iShares U.S. Medical Devices ETF
iShares U.S. Oil & Gas Exploration & Production ETF
iShares U.S. Oil Equipment & Services ETF
iShares U.S. Pharmaceuticals ETF
iShares U.S. Real Estate ETF
iShares U.S. Regional Banks ETF

iShares U.S. Technology ETF

iShares U.S. Telecommunications ETF

iShares U.S. Transportation ETF

iShares U.S. Utilities ETF

0.4800% per annum of the aggregate net assets less than or equal to $10.0 billion plus 0.4300% per annum of the aggregate net assets over $10.0 billion, up to and including $20.0 billion plus 0.3800% per annum of the aggregate net assets over $20.0 billion, up to and including $30.0 billion plus 0.3400% per annum of the aggregate net assets over $30.0 billion, up to and including $40.0 billion plus 0.3300% per annum of the aggregate net assets over $40.0 billion, up to and including $50.0 billion plus 0.3100% per annum of the aggregate net assets over $50.0 billion, up to and including $60.0 billion plus 0.2945% per annum of the aggregate net assets in excess of $60.0 billion

Advisory Fee for iShares MSCI EAFE Value ETF

iShares MSCI EAFE Value ETF

0.4000% per annum of net assets less than or equal to $3.0 billion plus 0.3800% per annum of net assets over $3.0 billion, up to and including $4.5 billion plus 0.3610% per annum of net assets over $4.5 billion, up to and including $6.0 billion plus 0.3430% per annum of net assets over $6.0 billion, up to and including $7.5 billion plus 0.3258% per annum of net assets over $7.5 billion, up to and including $9.0 billion plus 0.3096% per annum of net assets over $9.0 billion, up to and including $10.5 billion plus 0.2941% per annum of net assets over $10.5 billion, up to and including $12.0 billion plus 0.2793% per annum of net assets over $12.0 billion, up to and including $13.5 billion plus 0.2653% per annum of net assets over $13.5 billion, up to and including $15.0 billion plus 0.2520% per annum of net assets in excess of $15.0 billion

Advisory Fee for iShares MSCI EAFE Growth ETF

iShares MSCI EAFE Growth ETF

0.4000% per annum of net assets less than or equal to $3.0 billion plus 0.3800% per annum of net assets over $3.0 billion, up to and including $4.5 billion plus 0.3610% per annum of net assets over $4.5 billion, up to and including $6.0 billion plus 0.3430% per annum of net assets over $6.0 billion, up to and including $7.5 billion plus 0.3258% per annum of net assets over $7.5 billion, up to and including $9.0 billion plus 0.3095% per annum of net assets over $9.0 billion, up to and including $10.5 billion plus 0.2940% per annum of net assets in excess of $10.5 billion

Advisory Fee for iShares MSCI India ETF

iShares MSCI India ETF

0.6500% per annum of net assets less than or equal to $4.0 billion plus 0.6175% per annum of net assets over $4.0 billion, up to and including $6.0 billion plus 0.5867% per annum of net assets over $6.0 billion, up to and including $8.0 billion plus 0.5573% per annum of net assets in excess of $8.0 billion

Advisory Fee for iShares Exponential Technologies ETF

iShares Exponential Technologies ETF

0.4700% per annum of net assets less than or equal to $2.0 billion plus 0.4465% per annum of net assets over $2.0 billion, up to and including $3.0 billion plus 0.4242% per annum of net assets over $3.0 billion, up to and including $4.0 billion plus 0.4030% per annum of net assets in excess of $4.0 billion

Advisory Fee for iShares Category VI (MSCI International/Global Multi Country)

Funds:

iShares MSCI ACWI ETF

iShares MSCI ACWI ex U.S. ETF

iShares MSCI EAFE ETF

iShares MSCI EAFE Min Vol Factor ETF

iShares MSCI Global Min Vol Factor ETF*

0.3500% per annum of the aggregate net assets less than or equal to $30.0 billion plus 0.3200% per annum of the aggregate net assets over $30.0 billion, up to and including $60.0 billion plus 0.2800% per annum of the aggregate net assets over $60.0 billion, up to and including $90.0 billion plus 0.2520% per annum of the aggregate net assets over $90.0 billion, up to and including $120.0 billion plus 0.2270% per annum of the aggregate net assets over $120.0 billion, up to and including $150.0 billion plus 0.2040% per annum of the aggregate net assets in excess of $150.0 billion

Advisory Fee for Category I (MSCI Developed Markets Single Country) Funds:

iShares MSCI Australia ETF*

iShares MSCI Austria ETF*

iShares MSCI Belgium ETF*

iShares MSCI Canada ETF*

iShares MSCI Eurozone ETF*

iShares MSCI France ETF*

iShares MSCI Germany ETF*

iShares MSCI Hong Kong ETF*

iShares MSCI Ireland ETF

iShares MSCI Italy ETF*

iShares MSCI Japan ETF*

iShares MSCI Japan Small-Cap ETF*

iShares MSCI Malaysia ETF*

iShares MSCI Mexico ETF*

iShares MSCI Netherlands ETF*

iShares MSCI New Zealand ETF

iShares MSCI Singapore ETF*

iShares MSCI Spain ETF*

iShares MSCI Sweden ETF*

iShares MSCI Switzerland ETF*

iShares MSCI United Kingdom ETF

0.59% per annum of the aggregate net assets of the Category I Funds less than or equal to $7.0 billion plus 0.54% per annum of the aggregate net assets of the Category I Funds over $7.0 billion, up to and including $11.0 billion plus 0.49% per annum of the aggregate net assets of the Category I Funds over $11.0 billion, up to and including $24.0 billion plus 0.44% per annum of the aggregate net assets of the Category I Funds over $24.0 billion, up to and including $48.0 billion plus 0.40% per annum of the aggregate net assets of the Category I Funds over $48.0 billion, up to and including $72.0 billion plus 0.36% per annum of the aggregate net assets of the Category I Funds over $72.0 billion, up to and including $96.0 billion plus 0.32% per annum of the aggregate net assets of the Category I Funds in excess of $96.0 billion

Advisory Fee for Category II (MSCI Emerging Markets Single Country) Funds:

iShares MSCI Brazil ETF*

iShares MSCI Brazil Small-Cap ETF

iShares MSCI Chile ETF*

iShares MSCI China ETF

iShares MSCI China Small-Cap ETF

iShares MSCI Indonesia ETF

iShares MSCI Israel ETF*

iShares MSCI Peru ETF

iShares MSCI Philippines ETF

iShares MSCI Poland ETF

iShares MSCI Qatar ETF

iShares MSCI Russia ETF*

iShares MSCI South Africa ETF*

iShares MSCI South Korea ETF*

iShares MSCI Taiwan ETF*

iShares MSCI Thailand ETF*

iShares MSCI Turkey ETF*

iShares MSCI UAE ETF

0.7400% per annum of the aggregate net assets of the Category II Funds less than or equal to $2.0 billion plus 0.6900% per annum of the aggregate net assets of the Category II Funds over $2.0 billion, up to and including $4.0 billion plus 0.6400% per annum of the aggregate net assets of the Category II Funds over $4.0 billion, up to and including $8.0 billion plus 0.5700% per annum of the aggregate net assets of the Category II Funds over $8.0 billion, up to and including $16.0 billion plus 0.5100% per annum of the aggregate net assets of the Category II Funds over $16.0 billion, up to and including $24.0 billion plus 0.4800% per annum of the aggregate net assets of the Category II Funds over $24.0 billion, up to and including $32.0 billion plus 0.4500% per annum of the aggregate net assets of the Category II Funds over $32.0 billion, up to and including $40.0 billion plus 0.4275% per annum of the aggregate net assets of the Category II Funds in excess of $40.0 billion

Advisory Fee for Category IV (MSCI Emerging Markets Multi Country) Funds:

iShares MSCI All Country Asia ex Japan ETF

iShares MSCI BIC ETF*

iShares MSCI Emerging Markets ETF*

iShares MSCI Emerging Markets Min Vol Factor ETF*

iShares MSCI Emerging Markets Small-Cap ETF*

0.75% per annum of the aggregate net assets of the Category IV Funds less than or equal to $14.0 billion plus 0.68% per annum of the aggregate net assets of the Category IV Funds over $14.0 billion, up to and including $28.0 billion plus 0.61% per annum of the aggregate net assets of the Category IV Funds over $28.0 billion, up to and including $42.0 billion plus 0.54% per annum of the aggregate net assets of the Category IV Funds over $42.0 billion, up to and including $56.0 billion plus 0.47% per annum of the aggregate net assets of the Category IV Funds over $56.0 billion, up to and including $70.0 billion plus 0.41% per annum of the aggregate net assets of the Category IV Funds over $70.0 billion, up to and including $84.0 billion plus 0.35% per annum of the aggregate net assets of the Category IV Funds in excess of $84.0 billion

Advisory Fee for Group X (2012 Equity) Funds:

	First $46 billion	Greater than $46 billion Up to $81 billion	Greater than $81 billion Up to $111 billion	Greater than $111 billion Up to $141 billion	Greater than $141 billion Up to $171 billion	Greater than $171 billion
iShares Latin America 40 ETF	0.5000%	0.4750%	0.4513%	0.4287%	0.4073%	0.3869%
iShares MSCI Pacific ex Japan ETF*	0.5000%	0.4750%	0.4513%	0.4287%	0.4073%	0.3869%
iShares Preferred and Income Securities ETF	0.4800%	0.4560%	0.4332%	0.4116%	0.3910%	0.3714%
iShares Russell 2000 ETF	0.2000%	0.1900%	0.1805%	0.1715%	0.1630%	0.1548%
iShares Russell 2000 Growth ETF	0.2500%	0.2375%	0.2257%	0.2144%	0.2037%	0.1935%
iShares Russell 2000 Value ETF	0.2500%	0.2375%	0.2257%	0.2144%	0.2037%	0.1935%
iShares Select Dividend ETF	0.4000%	0.3800%	0.3610%	0.3430%	0.3259%	0.3096%

Advisory Fee for Group XI (2012 Fixed Income) Funds:

	First $19 billion	Greater than $19 billion Up to $33 billion	Greater than $33 billion Up to $47 billion	Greater than $47 billion
iShares iBoxx $ High Yield Corporate Bond ETF	0.5000%	0.4750%	0.4513%	0.4287%
iShares J.P. Morgan USD Emerging Markets Bond ETF	0.4000%	0.3800%	0.3610%	0.3430%

Advisory Fee for Group XII (2013) Funds

	First $121 billion	Greater than $121 billion Up to $181 billion	Greater than $181 billion Up to $231 billion	Greater than $231 billion Up to $281 billion	Greater than $281 billion
iShares 1-5 Year Investment Grade Corporate Bond ETF	0.0400%	0.0400%	0.0400%	0.0400%	0.0400%
iShares 5-10 Year Investment Grade Corporate Bond ETF	0.0400%	0.0400%	0.0400%	0.0400%	0.0400%
iShares 10+ Year Investment Grade Corporate Bond ETF	0.0400%	0.0400%	0.0400%	0.0400%	0.0400%
iShares Biotechnology ETF	0.4800%	0.4560%	0.4332%	0.4116%	0.3910%
iShares Cohen & Steers REIT ETF	0.3500%	0.3325%	0.3159%	0.3001%	0.2851%
iShares iBoxx $ Investment Grade Corporate Bond ETF	0.1500%	0.1425%	0.1354%	0.1287%	0.1222%
iShares MBS ETF	0.0400%	0.0380%	0.0361%	0.0343%	0.0326%
iShares Russell 1000 Growth ETF	0.2000%	0.1900%	0.1805%	0.1715%	0.1630%
iShares Russell 1000 Value ETF	0.2000%	0.1900%	0.1805%	0.1715%	0.1630%
iShares Russell Mid-Cap ETF	0.2000%	0.1900%	0.1805%	0.1715%	0.1630%

iShares Russell Mid-Cap Growth ETF	0.2500%	0.2375%	0.2257%	0.2144%	0.2037%
iShares Russell Mid-Cap Value ETF	0.2500%	0.2375%	0.2257%	0.2144%	0.2037%
iShares S&P Mid-Cap 400 Growth ETF	0.1800%	0.1710%	0.1624%	0.1543%	0.1465%
iShares TIPS Bond ETF	0.2000%	0.1900%	0.1805%	0.1715%	0.1630%

Advisory Fee for Group XIII (2014) Funds

	First $12 billion	Greater than $12 billion Up to $18 billion	Greater than $18 billion Up to $24 billion	Greater than $24 billion Up to $30 billion	Greater than $30 billion
iShares Europe ETF	0.6000%	0.5700%	0.5415%	0.5145%	0.4888%
iShares International Select Dividend ETF	0.5000%	0.4750%	0.4513%	0.4287%	0.4073%
iShares MSCI EAFE Small-Cap ETF	0.4000%	0.3800%	0.3610%	0.3430%	0.3259%

*	This Fund is a fund of iShares, Inc.

Amended and Approved by the Board of Trustees of iShares Trust on June 15, 2022.